                                                                 Exhibit 10.3

                             ASP Services Agreement

      This agreement is made this 12 day of OCTOBER, 2000 ("Effective Date") by and between cMeRun Corp., a Delaware corporation with offices at One Cabot Road, Hudson, Massachusetts 01749 ("cMeRun") and Cyber Beach Communications Corp., a SUDBURY, ONTARIO, CANADA, corporation with offices at 155 LARCH ST. SUDBURY ONTARIO P3E1C3 ("ISP" or "Cyber Beach").

      WHEREAS, cMeRun has developed and is offering a consumer-oriented application service whereby ISP's customers can use a thin client such as a browser to access and use popular applications hosted by cMeRun;

      WHEREAS, ISP has a significant customer base of subscribers using its broadband connectivity services;

      WHEREAS, ISP desires to secure and cMeRun desires to implement and provide this application service for the purpose of offering such services to ISP's customers.

      NOW THEREFORE, in exchange for the mutual covenants and premises contained herein and intending to be legally bound, cMeRun and ISP agree as follows.

      1. Definitions.

      1.1 "ASP Services" or the "cMeRun Service" mean the managed application services provided by cMeRun by which End Users can remotely access and use certain applications, as further described in Schedule A, attached hereto and incorporated herein by reference ("Schedule A").

      1.2 "Professional Services" means the development, integration, and rollout services provided to ISP hereunder, as further described in Schedule B, attached hereto and incorporated herein by reference ("Schedule B").

      1.2 "End User" means a third party that has entered into an agreement with or made any payment to ISP by reason of which such person or entity has become entitled to use the ASP services.

      1.3 "End User Data" means any information or other content, excluding ISP Data, that is stored or transmitted via the ASP Services by, on behalf of, or in interaction with an End User.

      1.4 "ISP Data" means any aggregate information, usage and traffic data, transactional or financial information, account names and passwords, registration information, click-through rates, and similar information with respect to End Users' use of the ASP Services.


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      1.5 "Parties" means cMeRun and ISP; "Party" shall mean either cMeRun or
ISP, as the context requires.

      1.6 "Term" means (i) the period commencing on the Effective Date and ending twelve (12) months thereafter, and (ii) any renewal term.

      2. ASP Services; Renewal.

      2.1 Subject to the terms and conditions of this Agreement, cMeRun shall provide to ISP (i) the ASP Services as set forth in Schedule A and (ii) the Professional Services as set forth in Schedule B during the Term. Upon expiration of any Term, this Agreement shall automatically renew for a twelve-month period unless, at least 30 days prior to such expiration, either Party provides written notice to the other of its intention to terminate this Agreement.

      3. Charges and Payment.

      3.1 cMeRun shall charge ISP and ISP shall pay cMeRun for the ASP Services and the Professional Services in accordance with the schedule of rates and fees set forth in Schedule D, attached hereto and incorporated herein by reference ("Schedule D"). cMeRun shall furnish ISP with invoices showing the amounts due under this Section 3.1. All monetary values set forth in this Agreement shall be deemed to be in US Dollars unless otherwise clearly stated. Terms of payment on all charges are net thirty (30) days in US Dollars.

      3.2 ISP shall pay or reimburse cMeRun for sales and value-added taxes, where applicable, and any other governmental taxes, charges and duties levied, imposed or assessed for the ASP Services and/or the Professional Services or arising out of services rendered to ISP under this Agreement, excluding, however, ordinary personal property taxes, taxes based upon cMeRun's net income, and corporate franchise taxes.

      3.3 Failure by ISP to pay according to the terms of this Agreement shall entitle cMeRun, without prejudice to its other rights and remedies under this Agreement, to (i) charge interest on a daily basis from the original due date at the rate of 1.5% per month and/or (ii) suspend the provision of ASP Services and/or Professional Services, following twenty-one (30) days written notice, provided that ISP has not remedied its default within that time.

      3.4 ISP will reimburse cMeRun for all reasonable costs incurred by cMeRun in collecting past due amounts. Such costs may include, but are not limited to, wire transfer fees, collection agency fees, reasonable attorney fees, and court costs.


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      4. Termination.

      4.1 Either Party may, at its option, terminate this Agreement by written notice to the other in any of the following events:

            4.1.1 if the other Party breaches any of its material obligations hereunder and does not remedy the same within thirty (30) days of notice of such failure or breach being delivered by the non-defaulting Party;

            4.1.2 if an order is made or an effective resolution is passed for the dissolution or winding up of the other Party;

            4.1.3 if the other becomes insolvent or makes any special arrangements or any special assignment for the benefit of its creditors; or

            4.1.4 upon the failure of the other Party to make a payment hereunder within 90 days after written notice that such payment is past due.

      4.2 Upon termination or expiration of this Agreement, cMeRun will return to ISP as soon as is reasonably possible any End User Data that is stored on cMeRun's computers.

      5. Security and Third-Party Content.

      5.1 cMeRun shall implement reasonable security procedures consistent with industry standards to protect End User Data and ISP Data from unauthorized access. If discovered, the company will inform ISP within 24 hrs.

      5.2 cMeRun shall not be responsible for (i) the accuracy and adequacy of any End User Data or (ii) for maintaining procedures other than the ASP Services for reconstruction of lost data.

      5.3 ISP agrees that cMeRun shall not, under any circumstances, be held responsible or liable for situations where the security, stability, or availability of the ASP Services is compromised by (i) ISP or an End User directly, (ii) by software or programs provided to cMeRun by ISP, or (iii) by actions cMeRun undertakes at the request of ISP or End Users.


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      5.4 The parties agree that cMeRun shall not, under any circumstances, be held responsible or liable for situations where data or transmissions are accessed by third parties through illegal or illicit means, including situations where the data or transmissions are accessed through the exploitation of security gaps, weaknesses or flaws (whether known or unknown to cMeRun at the time) which may exist in any software, including software or programs provided to cMeRun by ISP and any other software utilized by ISP in connection with the ASP Services, beyond the exclusive control of cMeRun.

      5.5 ISP agrees that its use of the ASP Services will be in a manner consistent with this Agreement and with all applicable laws and regulations, including without limitation, copyright, trademark, and export control laws prohibiting the use of telecommunications facilities to transmit illegal, obscene, threatening, harassing, or other offensive messages. In particular, ISP shall not, nor shall it permit or assist others, to abuse or fraudulently use the ASP Services, including but not limited to the following:

            5.5.1 to obtain or attempt to obtain ASP Services by any fraudulent means or device with intent to avoid payments;

            5.5.2 to access, alter, or destroy any information of another customer of cMeRun by any fraudulent means or device, or attempt to do so;

            5.5.3 to use the ASP Services so as to interfere with the use of the ASP Services by other customers or users;

            5.5.4 to post, disseminate, or otherwise transmit copyrighted materials via the ASP Services without the permission of the owner(s) or person(s) they specifically authorize. Copying, redistributing, or publication must be with the express permission of the owners of such copyrighted materials; or

            5.5.5 to use the ASP Services to send unsolicited advertising or promotional material (including unsolicited e-mail) to any third party, including subscribers and users of the ASP Services, or to solicit third parties, including subscribers or users of the ASP Services to become members of other competitive information or communication services. ISP agrees that cMeRun may, in its sole discretion, take steps to limit a third party's ability to send messages (including advertising or promotional materials) to third parties, including subscribers or users of the ASP Services, and may do so with or without notice to ISP.

      5.6 cMeRun agrees that in the event that it is required by any court or government order or applicable law to disclose the contents of any End User Data or ISP Data, cMeRun will provide ISP with advance notice of any such disclosure to the extent practicable. Although cMeRun will not systematically monitor the content that is stored or disseminated via the ASP Services, cMeRun reserves and ISP agrees that cMeRun shall have the right to restrict access to or delete any End User Data or ISP Data, in its sole discretion.


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      6. ASP Services Availability.

      6.1 cMeRun will use reasonable care in providing ASP Services under this Agreement. In the event that ISP experiences any service performance issues as a result of cMeRun's failure to provide the Services specified in Schedule A hereto, in accordance with the Service Level Metrics described in Schedule C, attached hereto and incorporated by reference ("Schedule C"), cMeRun will, upon receipt of a credit request from ISP pursuant to Section 6.3 below, credit ISP as described in Section 6.2 below (the "Service Level Commitment").

      The Service Level Commitment shall not apply to any services other than those listed in Schedule A as measured by the Service Level Metrics identified in Schedule C, and shall not apply to performance issues (i) caused by factors outside of cMeRun's reasonable control, (ii) that resulted from any actions or inactions of ISP or third parties, or (iii) that resulted from the equipment of ISP and/or a third party not within the exclusive control of cMeRun.

      6.2 If ISP experiences the recurrence of the same service problem more than once within a single month without reasonable effort on the part of cMeRun to resolve the problem, ISP will be eligible for a credit on its monthly bill for the month following the operating month in which the problem occurred. The amount of said credit, to be determined by mutual agreement between the parties, shall not exceed that portion of ISP's monthly payment to cMeRun applicable to the portion of the End User service that incurred the problem.

      6.3 In order to receive any credit under the Service Level Commitment described in this Section 6, ISP must notify cMeRun of any service issue or problem in writing or by e-mail with return receipt acknowledgement within five
(5) working days of the occurrence of the incident giving rise to such issue or problem. THIS SECTION 6 SETS FORTH ISP'S SOLE AND EXCLUSIVE REMEDY FOR ANY FAILURE BY CMERUN TO PROVIDE THE CMERUN SERVICES.

      7. Proprietary Rights.

      7.1 Nothing contained herein shall be deemed to convey title or ownership interest in any (i) software used by cMeRun to provide any service hereunder,
(ii) cMeRun's trademarks, or (iii) other cMeRun intellectual property to ISP or End Users.

      7.2 ISP hereby grants to cMeRun a non-exclusive, non-transferable, worldwide, royalty-free, and fully paid-up license during the term of this Agreement to copy and otherwise deal with any End User Data to the full extent reasonably required for cMeRun to fulfill its obligations to ISP under this Agreement and to manage the ASP Services ("End-User Data License"). Aside from the End-User Data License herein granted, nothing in this Agreement shall be deemed to transfer any right, title, or interest in the End User Data to cMeRun. ISP will own all ISP Data. ISP hereby grants cMeRun a perpetual, non-exclusive, worldwide, royalty-free, and fully paid-up license to exploit


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      9. Warranties.

      9.1 cMeRun represents and warrants that (i) it has the full right, power, and authority to enter into this Agreement and perform its obligations hereunder, and (ii) it will perform the ASP Services and the Professional Services in a manner consistent with industry standards reasonably applicable to the performance thereof.

      9.2 EXCEPT FOR THE WARRANTIES SET FORTH TN SECTION 9.1, CMERUN MAKES NO WARRANTIES, EITHER EXPRESS OR IMPLIED, REGARDING THE ASP SERVICES AND THE PROFESSIONAL SERVICES, AND INCLUDING WITHOUT LIMITATION, ANY IMPLIED WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, AND NONINFRINGMENT OF TITLE. THE PARTIES ACKNOWLEDGE THAT, SEPARATE AND DISTINCT FROM THE ASP SERVICES, THERE EXIST MATERIALS POSTED OR ORIGINATED BY THIRD PARTIES AND SUBSEQUENTLY ARCHIVED VIA THE ASP SERVICES, WHICH MAY BE DISPLAYED, DUPLICATED, DISTRIBUTED, OR MADE AVAILABLE THROUGH THE ASP SERVICES ("THIRD-PARTY CONTENT"). CMERUN MAKES NO WARRANTY WHATSOEVER REGARDING THE THIRD-PARTY CONTENT, INCLUDING, BUT NOT LIMITED TO, THE LEGALITY, TRUTH, NON-INFRINGING NATURE, OR ACCEPTABILITY OF THE THIRD-PARTY CONTENT. UNDER NO CIRCUMSTANCES WILL CMERUN BE LIABLE FOR, OR WILL ANY INDEMNIFICATION RIGHTS ARISE OUT OF OR IN CONNECTION WITH, SUCH THIRD-PARTY CONTENT.

      9.3 ISP represents and warrants (i) it has the full right, power, and authority to enter into this Agreement; (ii) it is authorized to grant the End-User Data License and the ISP Data License; (iii) that the End User Data does not infringe any copyright or other proprietary right of third parties;
(iv) that cMeRun's collection and use, for billing purposes, of ISP Data hereunder will not violate any law or regulation; and (v) that cMeRun's exercise of its rights under the End-User Data License and ISP Data License will not infringe any copyright or other proprietary or license right of any third party.

      9.4 Upon ISP's breach of any of the warranties in Section 9.3, cMeRun may in its sole reasonable discretion, in addition to any other remedies available to it at law or in equity, suspend the provision of all or part of the ASP Services.


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      10. Exclusions and Limitations of Liability.

      10.1 THE DAMAGES RECOVERABLE BY EITHER PARTY UPON A BREACH OF THIS AGREEMENT BY THE OTHER SHALL BE LIMITED TO THOSE DAMAGES, IF ANY, THAT ARE DIRECTLY AND PROXIMATELY CAUSED BY THE BREACH AND THAT THE NON-BREACHING PARTY WAS UNABLE TO MITIGATE DESPITE REASONABLE EFFORTS TO DO SO. IN NO EVENT WILL EITHER PARTY BE LIABLE TO THE OTHER PARTY FOR LOSS OF PROFITS, OR SPECIAL, INDIRECT, INCIDENTAL, PUNITIVE, CONSEQUENTIAL, OR EXEMPLARY DAMAGES, INCLUDING BUT NOT LIMITED TO DAMAGES WHICH MAY RESULT FROM BUSINESS INTERRUPTION, LOST BUSINESS REVENUE, OR ECONOMIC LOSS OR ANY CLAIM BY A THIRD PARTY, INCLUDING COSTS OR LEGAL EXPENSES, IN CONNECTION WITH THE SUPPLY, USE OR PERFORMANCE OF THE SOFTWARE, OR ANY BREACH OF THIS AGREEMENT. THE RESTRICTIONS OF THIS SECTION SHALL APPLY WITHOUT REGARD TO THE NATURE OF THE PARTY'S CLAIM, THE FORUM IN WHICH ITS CLAIMS ARE ASSERTED, OR PRIOR WARNINGS ABOUT THE POSSIBILITY OF DAMAGES OUTSIDE THE SCOPE OF THIS SECTION.

      10.2 THE MAXIMUM COLLECTIVE LIABILITY OF CMERUN, INCLUDING ITS OFFICERS, DIRECTORS, EMPLOYEES, AND AGENTS, FOR ANY DAMAGES ARISING HEREUNDER SHALL BE LIMITED SOLELY TO THE AMOUNT PAID BY ISP TO CMERUN HEREUNDER DURING THE ONE-YEAR PERIOD IMMEDIATELY PRECEDING THE ACCRUAL OF THE CLAIM GIVING RISE TO SUCH DAMAGES.

      10.3 THE PARTIES ACKNOWLEDGE THAT (1) CMERUN HAS SET ITS RATES AND FEES HEREUNDER AND ENTERED INTO THIS AGREEMENT IN RELIANCE UPON THE EXCLUSIONS AND LIMITATIONS OF LIABILITY AND THE DISCLAIMERS OF WARRANTIES SET FORTH HEREIN, AND
(2) THAT THE SAME PROVISIONS FORM AN ESSENTIAL BASIS OF THE BARGAIN BETWEEN THE PARTIES. THE PARTIES FURTHER ACKNOWLEDGE AND AGREE THAT THE EXCLUSIONS AND LIMITATIONS OF LIABILITY AND DISCLAIMERS OF WARRANTIES SET FORTH IN THIS AGREEMENT SHALL SURVIVE AND APPLY TO THE RELATIONSHIP BETWEEN THE PARTIES EVEN IF ADJUDGED TO HAVE FAILED OF THEIR ESSENTIAL PURPOSE.

      11. Indemnities

      11.1 cMeRun shall indemnify and hold harmless ISP, its directors, officers, and employees from and against any and all third-party claims and resulting liabilities, losses, damages, costs and expenses (including reasonable attorneys fees) of whatever nature or kind arising out of or incidental to or in any way resulting from the acts or omissions of cMeRun or cMeRun's officers, employees (while acting within the scope of their employment), or agents acting in their performance of this Agreement.


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      11.2 ISP shall indemnify and hold harmless cMeRun, its directors, officers, and employees from and against any and all third-party claims and resulting liabilities, losses, damages, costs and expenses (including reasonable attorneys fees) of whatever nature or kind arising out of or incidental to or in any way resulting from the acts or omissions of ISP, its officers, employees (while acting within the scope of their employment), or agents, End Users, or End Users' officers, employees (while acting within the scope of their employment), or agents.

      11.3 The obligations arising under Sections 11.1 or 11.2 shall only apply provided that the Party seeking indemnification (i) notifies the Party from whom it seeks indemnification promptly and in writing of any such claim; (ii) allows the Party from whom it seeks indemnification to fully control the defense of any such claim; and (iii) does not agree to any settlement of any such claim without the consent of the Party from whom it seeks indemnification.

      12. General.

      12.1 Force Majeure. No delay or default in performance of any obligation by either Party, excepting all obligations to make payments hereunder, shall constitute a breach of this Agreement to the extent caused by events and factors beyond such Party's reasonable control.

      12.2 Assignments and Subcontracts. This Agreement may not be assigned, sublicensed or otherwise transferred by either Party, whether by operation of law or otherwise, without the other's prior written consent, except that either Party may assign this Agreement upon notice to the other in instances in which such assignment is to an entity which acquires all or substantially all of the business of that Party, whether by merger, consolidation, or acquisition of assets, provided further that such assignee is not directly or indirectly controlled by a competitor of the remaining original Party.

      12.3 Entirety of Agreement. This Agreement constitutes the entire agreement of the Parties and supersedes all previous and contemporaneous communications, representations, or agreements with respect to the subject matter hereof, with the exception of any previously entered into confidentiality agreement ("Confidentiality Agreement"), which will continue in effect throughout the terms of this Agreement. To the extent that there is a conflict between the language of this Agreement and the Confidentiality Agreement, this Agreement will govern.

      12.4 Applicable Law. This Agreement, and all matters regarding the interpretation and/or enforcement hereof, shall be governed exclusively by the law of the Commonwealth of Massachusetts except insofar as the federal law of the United States of America may control any aspect of this Agreement, in which case federal law shall govern such aspect.


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      12.5 No Agency. cMeRun will, in all matters relating to this Agreement, act as an independent contractor. Except to the extent expressly authorized by this Agreement, neither Party is an agent, legal representative, partner, joint venturer, franchisee, employee, or servant of the other Party for any purpose. Neither Party will represent that it has any authority to assume or create any obligation, express or implied, on behalf of the other Party, or to represent the other Party in any capacity. Unless otherwise noted, both parties shall be responsible for all expenses incurred by them in the course of exercising any rights or responsibilities accepted by them under this Agreement.

      12.6 No Third-party Beneficiary. Any agreements contained, expressed, or implied in this Agreement shall be only for the benefit of the Parties and their respective legal representatives, successors and assigns, and such agreements shall not inure to the benefit of the obligees of any indebtedness of either Party, it being the intention of the Parties that no person or entity shall be deemed a third party beneficiary of this Agreement.

      12.7 Severability. If any provision of this Agreement is held to be unenforceable, the parties shall substitute for the affected provision an enforceable provision that approximates the intent and economic effect of the affected provision. The failure or delay by either Party to enforce any term of this Agreement shall not be deemed a waiver of such term.

      12.8 Modifications. This Agreement shall not be modified, interpreted, supplemented or amended or in any way revised or altered, except by an instrument in writing signed by duly authorized representatives of the Parties hereto.

      12.9 No Waiver. No failure or delay of either Party hereto in exercising any right, power, or privilege hereunder (and no course of dealing between the Parties) shall operate as a waiver of any such right, power or privilege. No waiver of any default on any one occasion shall constitute a waiver of any subsequent default. No single or partial exercise of any such right, power, or privilege shall preclude the further or full exercise thereof.

      12.10 Signatures. This Agreement may be signed in any number of counterparts with the same effect as if the signatures thereon and hereon were upon the same instrument. Subject to the other provisions hereof, this Agreement shall not become effective until copies hereof that, when taken together, bear the signatures of each Party hereto have been received by each of such Parties.

      12.11 Surviving Provisions. Sections 8.1, 9.2, 9.3, 10, 11, 12.2, 12.3,
12.4, 12.5, 12.6, 12.7, 12.8, 12.9, 12.10, 12.12, 12.13, 12.14, and 12.15 shall survive termination of this Agreement.

      12.12 Notices. All notifications under this Agreement shall be sent to the contact persons at either their address or fax number as set out below on the signature page hereto unless modified by notice hereunder directed to the other Party.


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      12.13 Non-Exclusivity. Nothing in this Agreement shall be read to prevent
cMeRun from entering into similar arrangements with other entities.

      12.14 Non-Solicitation. cMeRun and ISP agree to refrain from soliciting for employment, without the prior written consent of the other, their respective employees during the term of this Agreement, and for a period of one (1) year following the termination of this Agreement.

      12.15 Section Headings. Section headings are for reference purposes only and shall not affect the interpretation or meaning of this Agreement.


                     [THIS SPACE INTENTIONALLY LEFT BLANK]


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      IN WITNESS WHEREOF, the parties have executed this Agreement.

cMeRun Corp.                           Cyber Beach Communications Corp.


/s/ Theodore S. Convisser              /s/ Tom Pollock
----------------------------------     ----------------------------------
Signature                              Signature

Theodore S. Convisser                  TOM POLLOCK
----------------------------------     ----------------------------------
Name (Print)                           Name (Print)

Vice President                         GENERAL MANAGER
----------------------------------     ----------------------------------
Title (Print)                          Title (Print)


cMeRun Corp. Information               Cyber Beach Information
--------------------------------------------------------------------------------
Street address and/or PO Box           Street address and/or P0 Box
One Cabot Road                         155 LARCH STREET
--------------------------------------------------------------------------------
City and State/Province                City and State/Province
Hudson, MA                             SUDBURY, ONTARIO
--------------------------------------------------------------------------------
Postal code and Country                Postal code and Country
01749, USA                             P3E1C3 CANADA
--------------------------------------------------------------------------------
Contact name and title                 Contact name and title
Theodora S. Convisser, Vice President  TOM POLLOCK G.M.
and General Counsel
--------------------------------------------------------------------------------
Phone number                           Phone number
978-567-6800                           705 674 9283 (212)
--------------------------------------------------------------------------------
Fax number                             Fax number
978-567-5948                           705 674 0431
--------------------------------------------------------------------------------
E-mail address                         E-mail address
Contracts@cmerun.com                   pollock@cyberbeach.net
--------------------------------------------------------------------------------


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                                   SCHEDULE A

                                  ASP SERVICES

The ASP Services provided by cMeRun to Cyber Beach, also referred to herein as the "cMeRun Service", consist of the following:

1. Subscription. cMeRun will enable End Users of Cyber Beach to subscribe to the cMeRun Service through an on-line registration procedure.

2. Access. cMeRun shall provide Cyber Beach End Users access to the cMeRun Service through the Cyber Beach ISP service, and will provide End Users with access to the software applications that cMeRun and Cyber Beach have agreed to make available to Cyber Beach's End Users.

3. Electronic File Storage

      3.1 Standard File Storage. cMeRun will allocate electronic file storage to each End User, the amount of which will be determined by the base bundle to which the End User subscribes, as more fully described in Schedule D.

      3.2 Incremental Storage. End Users may subscribe to additional allocations of file storage from cMeRun.

      3.3 File Backup. Incremental backups of End User files will be performed each day. Full backups of End User files will be performed weekly.

      3.4 File Access after Service Termination.

            3.4.1 When an End User account is deactivated, cMeRun will provide the End User with the opportunity to obtain an electronic copy of his or her files.

            3.4.2 After deactivation, End User files will be inaccessible to the End User, but will remain in storage for two (2) months.

            3.4.3 After a period of two (2) months following deactivation by an End User without subsequent reactivation, the files generated by that End User will be deleted and will be permanently unavailable to the End User.

4. Security.

      4.1 CMeRun shall provide the following security provisions for the cMeRun Service to Cyber Beach:


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            a. Firewalls between the public and ASP specific environments.

            b. Firewalls internal to ASP infrastructure to control access between operating zones.

            c. Central Virus Management.

            d. Multi-tier End User authentication.

5. Help Desk and Incident Logging, Tracking and Resolution.

      5.1 cMeRun will provide second and third level Help Desk service to Cyber Beach's named technical contacts.

      5.2 Each reported incident will be assigned a log number by which it will be tracked by cMeRun until satisfactory resolution is achieved and the Cyber Beach technical support contact has been so notified.

6. Activation of New Services.

      6.1 cMeRun will be responsible for activation of new components of its Service which are requested in writing by Cyber Beach within the timeframe mutually agreed upon in writing by cMeRun and Cyber Beach. New components of the cMeRun Service include (1) the introduction of a new software application or applications, or (2) the implementation of a software application upgrade.

      6.2 cMeRun will activate new service features at its discretion, upon a minimum of ten (10) days notice to Cyber Beach.

      6.3 New applications that become available in the cMeRun environment will not be made available to Cyber Beach End Users without the consent of Cyber Beach.


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                                   SCHEDULE B

                              PROFESSIONAL SERVICES

Professional Services, for the implementation, integration and rollout of the ASP Services, to be provided by cMeRun under this Agreement, are the following:

Discovery

In the Discovery phase, cMeRun will perform analysis of the existing Cyber Beach infrastructure and determine the amount of work and schedule by which the cMeRun Service can be enabled. Discovery is closed with the deliverable of a detailed program plan, which includes the price for the implementation effort. Defined during the Discovery phase are:

      1.    Business objectives in the engagement of cMeRun.

      2.    Subscriber base characteristics.

      3.    Applications catalogue/bundles/a la carte titles.

      4.    Technology integration requirements.

      5.    Network interconnectivity.

      6.    Performance and support agreements.

Solution Design and Validation

The solution design will be developed to meet Cyber Beach's applicable business, technical, and financial requirements. It is necessary to develop the design, standards, processes, and priorities prior to the preparation of service implementation plans and associated service level agreements.

Major design milestones are:

      1. Interconnectivity to facilitate test environments and enable service flow between cMeRun and Cyber Beach.

      2.    Business process flows.

            a.    Data and reporting feeds between Cyber Beach and cMeRun.

            b.    Cyber Beach End User profile data.


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      3.    Hierarchy of Cyber Beach End User access:

            a. Cyber Beach employees (technical support and a selected subset).

            b.    Cyber Beach/cMeRun technical support.

            c.    Phase 1 selected End User base.

            d.    Full rollout to all DSL and dial-up subscribers.

      4.    Cyber Beach/cMeRun technical support training session.

      5. Marketing plan is executed in line with detailed service rollout schedule, ensuring that subscriber expectations are properly set and met.

Design implementation plan activity considerations:

      1.    Subscriber sizing.

      2.    Application bundles/a la carte menu.

      3.    Performance/technical support agreement.

      4. Review of cMeRun operational design and identification of customization needs.

      5.    Walk-through review of supporting infrastructure.

      6.    Joint staffing needs for partnership team.

      7.    Change management process.

      8.    Contingency/escalation process with named contacts.

      9.    Billing and management reporting process.

      10.   Solution customization.

      11.   Network connectivity trial run.

General Design Elements

      1.    Hosting Windows 2000 environment, applications and concepts.

      2. End User self-provisioning (sign-up) and management (i.e., catalog, account profile).

      3. Basic printing supported (HP LaserJet drivers, HP and Epson emulation drivers).

      4. ISP devices supported: Windows 2000, NT, 98, 95, CE and embedded clients supported.

      5.    Application Suite:

            a.    Microsoft Works.

            b.    Microsoft Office.

            c.    Corel Office Suite.

            d.    Corel Draw.


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                                   SCHEDULE C

                              SERVICE LEVEL METRICS

1. Definitions.

      1.1 "Service Domain" means the network, systems and applications infrastructures under the control of cMeRun. Within the Service Domain, cMeRun acquires, allocates and manages the resources necessary to provide the ASP Services set forth in Schedule A hereto.

      1.2 "ISP Domain" means the network, systems and applications infrastructures under the control of ISP. ISP deploys and manages all resources within the ISP Domain.

      1.3 "Demarcation Point" means the boundary between the Service Domain and the ISP Domain. Functions performed at the Demarcation Point most significantly include: (1) measurement of the quality of the ASP Services as set forth in Schedule A and measured pursuant to this Schedule C, and (2) the provision of detailed usage information for billing and planning purposes.

      1.4 "Application Availability" is defined as an End User establishing a successful connection to cMeRun's hosting site and accessing a desired application.

2. Service Provisioning.

      2.1 New End User Registrations. cMeRun will process new End User subscription registrations within 24 hours of receipt of an on-line registration, as described in Section 1 of Schedule A hereto.

      2.2 End User Terminations. cMeRun will process End User requests for termination of service within 24 hours of written receipt of a termination request. Cyber Beach will be charged for the usage subscribed to by that End User through the end of the calendar month in which the termination of service is processed.

3. Service Availability.

      cMeRun is responsible for making the cMeRun Service available to Cyber Beach's End Users as follows:

      A. Normal Availability -- Between the hours of 4:00 AM and 2:00 AM Eastern Standard Time, cMeRun service availability shall average 90% in each billing period.


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      B.    Maintenance

            Exceptions to the above may occur when cMeRun performs scheduled system maintenance or upgrades. In such cases, cMeRun will inform Cyber Beach in writing or by e-mail at least 48 hours in advance of such system maintenance or upgrade.

4. Service Provisioning Changes.

      "Service Provisioning Changes" are the activation of a new component of the ASP Services, the introduction of a new application, or the completion of a project such as an application upgrade. cMeRun is responsible for providing Service Provisioning Changes in a timely manner

      Time to service for applications and service-related activities will vary depending on the type of the request and the depth of implementational planning associated with the activity desired by both parties. Duration will be impacted by such factors as customer deployment method, service interface requirements, and the level of customization requested.

      Service Provisioning will be measured in hours or days, depending on the type of service provisioning activity. Measurement will commence upon receipt of an order and will close upon the successful installation or availability of the service.

5. Service Restoral

      "Service Restoral" occurs when resolution of an issue requires cMeRun to visit the Demarcation Point on the ISP's network. Service Restoral Time is measured from the time cMeRun is aware of an outage until the return to service is effected.

6. Service Interruptions Caused by Actions of ISP or End User

      Service interruptions attributable to actions of ISP or an End User will not be considered in assessing cMeRun's service performance in any given month. Should such interruptions occur, cMeRun will notify ISP of the need to take remedial action as soon as reasonably possible.


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                                   SCHEDULE D

                                 FEES AND RATES

ASP Services Fees and Rates

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Offerings                   Description                         Price to ISP In
                                                                Canadian Dollars
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Basic Package               MS Works, 25MB                           $15.95
                            Storage
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Enhanced                    Corel Office Suite,
Package                     25MB Storage                             $18.95
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Enhanced                    MS Office, 50MB
Package                     Storage                                  $19.95
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Option                      Storage (50MB)                            $2.99
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Any change in price will be communicated to the ISP 60 days prior to going into effect.

A la Carte Fees

A la Carte titles are offered as additional selections to a base service bundle. Once the cMeRun Service is live to Cyber Beach's subscribers, cMeRun will continue to offer new titles. Cyber Beach, using cMeRun's provisioning system, will be able to select and price supplemental A la Carte titles for its subscribers to choose from.

ASP Services Agreement
Version 1.0